Putnam
California
Investment Grade
Municipal Trust

ANNUAL REPORT
April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "In today's rising interest-rate environment, an emphasis on a more defensive, high-quality portfolio should help cushion the fund's net asset value from unnecessary volatility. Income, not price appreciation, will be the driving force behind performance."

                   -- William H. Reeves, manager
                      Putnam California Investment Grade Municipal Trust

* "Depending on your tax bracket, municipal bonds may offer juicier after-tax yields than Treasuries of comparable maturities."

                   -- Money, May 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

14 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The spectacular rebound in the Golden State's economy has dramatically increased the level of employment and has begun to replenish cash-starved state and local government coffers. It also provided an ideal environment for Putnam California Investment Grade Municipal Trust to deliver solid performance during the fiscal year that closed on April 30, 1997.

A limited supply of municipal securities, coupled with increased demand for them, further enhanced the fund's results. William Reeves, who has managed your fund since its inception in 1992, has been focusing on investments in industry sectors likely to benefit from the strong economy.

As a result, Bill believes the portfolio is positioned not only to weather any further market volatility but also to benefit from what, in his view, will be sustained strong demand for the state's municipal bonds. In the following report, he reviews your fund's fiscal 1997 performance and presents his views on prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Manager
William H. Reeves

Strong economic growth, working in tandem with a scarcity of local municipal bonds, strengthened performance in the California municipal bond marketplace substantially over the 12 months ended April 30, 1997. With this comfortable backdrop, California Investment Grade Municipal Trust turned in a handsome 8.23% return at net asset value (11.02% at market price), well ahead of the 6.65% return posted by the Lehman Brothers Municipal Bond Index for the same period. These returns reflect our focus on providing shareholders with steady income and minimal volatility. For additional information on the fund's performance, please see pages 8 and 9.

* HIGHER INTEREST RATES DAMPEN BOND PRICES BUT HELP BOOST YIELDS

Throughout much of the past fiscal year, the bond market remained relatively quiet with interest rates moving up and down in a narrow trading range. By February, however, most fixed-income markets, including the municipal bond market, were poised for a long-awaited increase in interest rates in response to continued strength in economic activity. The waiting game ended on March 25 when the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point, its first increase in more than two years.

Although higher interest rates generally mean lower bond prices, the recent rate increase has also positively influenced the fund's yield and after-tax yields. An investment taxed at the 45.22% combined maximum federal and state tax rate would have had to provide a current return of 11.48% to equal the fund's 6.29% current dividend rate at net asset value on April 30, 1997.

* CALIFORNIA'S ECONOMY APPEARS HEALTHY AND GROWING

California has experienced an economic turnaround in recent years, with revenues increasing and budget deficits declining. The California real estate market, which has been sluggish for some time, is showing signs of recovery. In addition, job growth within the state has been flourishing as employment in the high-paying service, entertainment, and technology sectors continues to increase. While the state's population growth slowed during the 1990 - 93 recession, this trend seems to be reversing.

Budgetary assumptions for 1997 - 98 seem to confirm our conclusion that California's economy is growing at an accelerated pace. Governor Pete Wilson has continued his commitment to education and has established guidelines for implementing welfare reform. However, with forecasts of expansive long-term growth, the state needs to face the considerable hurdles of funding this growth.

* MARKET WARRANTS DEFENSIVE POSITIONING

As we mentioned earlier, the scarcity of local securities, along with strong demand, has helped the performance of municipal bonds in California. Now that California bonds carry a premier status and are sought by investors nationwide, continuing low levels of municipal bond issuance may influence bond prices even more positively.

In a rising interest-rate environment, protecting portfolio value becomes increasingly important. In order to maintain the fund's stream of income with minimal share price volatility, we typically assume a defensive positioning, with shorter durations and an emphasis on premium bonds. Duration is a measure of the portfolio's maturity structure, and shorter durations can help preserve principal value as interest rates rise. Premium bonds sell at prices above par value, carrying higher coupons and tending to be more stable in price when interest rates are rising. At the period's end, the average market price of the fund's bonds was well above par ($100.00) at $106.80.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Housing                                  18.4%

Hospitals                                15.7%

Water and sewerage                       13.4%

Education                                12.8%

Utilities                                12.2%

Footnote reads:
*Based on net assets as of 4/30/97. Holdings will vary over time.

* FUND FOCUSES ON HIGH-QUALITY BONDS AND INCOME-PRODUCING STRATEGIES

We maintained a focus on high-quality bonds with close to two thirds of the portfolio invested in municipal bonds rated Aaa and Aa. For some of the Aaa issues, timely payment of principal and interest is insured by major municipal bond insurance companies, adding an extra degree of assurance for investors. To enhance the fund's income stream, we have also positioned approximately 15% of the fund's assets in bonds whose ratings place them in the lower tier of the investment-grade categories. This composition results in an average portfolio quality of Aa. As always, the fund remains fully invested, seeking to provide as much income as possible without compromising its dedication to quality.

In pursuit of this goal, we occasionally take a small position in inverse floaters as another way to increase the fund's income. An inverse floater is a derivative security in the form of a variable-rate bond whose coupon moves in the opposite direction of short-term interest rates. Because these securities require careful analysis, we monitor their performance closely and adjust portfolio positions to minimize the fund's risk.

Your fund also employs a leveraging technique to enhance income, issuing and selling preferred shares that pay dividends at prevailing short-term interest rates. We then invest the proceeds from the sale of those shares in longer-term bonds with higher yields. The difference between the amount of income generated by these bonds and the amount paid out to preferred shareholders is used to enhance the distributions to shareholders.

* UNCERTAINTY OVER INTEREST RATES BLURS OUTLOOK

Certain developments have influenced our currently positive outlook for California's municipal bonds. In a rising interest-rate market, the number of refunded bonds coming to market tends to slow. This lack of supply is behind the current scarcity of California municipal bonds. Sustained strong demand tips the scales of supply and demand in favor of more attractive bond prices.

TOP 10 HOLDINGS*

Northern California Power Agency, Multi. Cap. Facilities IFB, MBIA,
8.837s, 8/1/25

Santa Clara County, Financing Authority Lease Revenue Bonds (VMC
Facilities Replacement), Series A, AMBAC,
6 7/8s, 11/15/14

Vallejo, Certificate of Participation (Marine World Foundation),
7s, 2/1/17

San Bernardino, Department of Transportation Lease Financing Authority Revenue Bonds, Series A,
5 1/2s, 12/1/14

California Educational Facilities, Revenue Bonds
(University of San Francisco),
6.4s, 10/1/17

California Housing Financing Agency,
Home Mortgage Revenue Bonds, Series C,
8.3s, 8/1/19

Rancho, Water District Financing Authority IFB, AMBAC,
8.924s, 8/17/21

Victor, Elementary School District Certificate of Participation (School Construction Refinancing), MBIA,
6.45s, 5/1/18

Irvine Ranch, Water District Joint Power Agency Revenue Bonds (Issue
II), FNMA,
8 1/4s, 8/15/23

Los Angeles, Multi-Family Revenue Bonds
(Mission Plaza Apartments), Series A, GNMA,
7.8s, 1/20/35

Footnote reads:
* These holdings represent 50.6% of the fund's assets as of 4/30/97. Portfolio holdings will vary over time.

In general, bond prices may not be as resilient as they have been in the past few weeks. The market strengthened when signs emerged that a slowdown in second-quarter growth persuaded the Fed to hold off on an interest-rate increase at its May 20 policy-setting meeting. Without any conclusive evidence of inflation, however, the markets are likely to continue to play a waiting game. Even the stock market seems unable to make up its mind about which direction the economy is heading. Amidst so much uncertainty, we plan to maintain a defensive duration in the fund's portfolio for the near term and continue our long-term focus on providing shareholders with steady income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and state income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/97
(common shares)
                                                 Lehman Bros.
                                      Market      Municipal        Consumer
                             NAV      price      Bond Index       Price Index
------------------------------------------------------------------------------
1 year                      8.23%     11.02%        6.65%            2.50%
------------------------------------------------------------------------------
Life of fund
(11/27/92)                 43.05      35.52        32.79            12.82
Annual average              8.44       7.12         6.64             2.77
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)
(common shares)
                                                                    Market
                                                      NAV           price
------------------------------------------------------------------------------
1 year                                               6.78%           9.15%
------------------------------------------------------------------------------
Life of fund (11/27/92)                             41.76           34.84
Annual average                                       8.37            7.13
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months 4/30/97
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                              12
------------------------------------------------------------------------------
Income                                            $0.908
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                                         $0.022
------------------------------------------------------------------------------
Short-term                                            --
------------------------------------------------------------------------------
  Total                                            $0.93
------------------------------------------------------------------------------
Preferred shares (320 shares)
------------------------------------------------------------------------------
Income                                         $1,721.54
------------------------------------------------------------------------------
Capital gains                                      41.84
------------------------------------------------------------------------------
  Total                                        $1,763.38
------------------------------------------------------------------------------
Share value
(common shares):                          NAV         Market price
------------------------------------------------------------------------------
4/30/96                                   $14.55          $14.375
------------------------------------------------------------------------------
4/30/97                                   $14.80          $15.000
------------------------------------------------------------------------------
Current return
(common shares):                           NAV         Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2                    6.29%           6.20%
------------------------------------------------------------------------------
Taxable equivalent3                      11.48           11.32
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or Market Price at end of period.

3 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions, taxes or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Report of independent accountants

To the Trustees and Shareholders of
Putnam California Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Investment Grade Municipal Trust (the "fund") at April 30, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 11, 1997


Portfolio of investments owned
April 30, 1997

     Key to Abbreviations
     AMBAC           - AMBAC Indemnity Corporation
     COP             - Certificate of Participation
     FNMA Coll.      - Federal National Mortgage Association Collateralized
     FSA             - Financial Security Assurance
     GNMA Coll.      - Government National Mortgage Association Collateralized
     IFB             - Inverse Floating Rate Bonds
     MBIA            - Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES  (97.6%) *
PRINCIPAL AMOUNT                                                                       RATINGS **               VALUE

California  (97.6%)
---------------------------------------------------------------------------------------------------------------------
                   Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                        (Pub. Impts.)
    $2,600,000          Ser. C, FSA, 6s, 9/1/16                                            Aaa            $ 2,713,750
     3,200,000          Ser. A, FSA, 5s, 9/1/27                                            Aaa              2,844,000
     3,000,000     Berkeley, Hlth. Fac. Rev. Bonds
                        (Alta Bates Med. Ctr.), Ser. A, 6.55s, 12/1/22                     Baa              3,075,000
     1,500,000     Big Bear Lake Wtr. Rev. Bonds, MBIA, 6s, 4/1/22                         Aaa              1,567,500
     3,600,000     CA Edl. Fac. Auth. Rev. Bonds
                        (U. of San Francisco), 6.4s, 10/1/17                               AAA              3,928,500
                   CA Hlth. Fac. Fin. Auth. Rev. Bonds
     3,000,000          (Henry Mayo Newhall), Ser. A, 8s, 10/1/18                          A                3,183,750
     2,000,000          (Catholic Healthcare West), Ser. E, AMBAC,
                        5 1/4s, 7/1/16                                                     Aaa              1,877,500
                   CA Hsg. Fin. Agcy. Home Mtge. Rev. Bonds
     3,755,000          Ser. C, 8.3s, 8/1/19                                               AA               3,877,038
     2,900,000          Ser. A, 7 3/4s, 8/1/17                                             Aa               3,045,000
     2,885,000     CA Poll. Control Fin. Auth. Rev. Bonds
                        (Pacific Gas & Elec. Co.), Ser. B, 8 7/8s, 1/1/10                  A                3,013,786
     2,000,000     CA State Dept. Wtr. Resources IFB
                        (Central Valley), 9.65s, 12/1/12
                        (acquired 11/27/92, cost $2,198,104) [DBL. DAGGER]                 Aa               2,617,500
     2,000,000     CA State Pub. Wks. Board Lease Rev. Bonds
                        (Dept. of Corrections Monterey Cnty. Sole),
                        Ser. A, 7s, 11/1/19                                                AAA              2,282,500
     3,150,000     Irvine Ranch, Wtr. Dist. Jt. Pwr. Agcy. Rev. Bonds
                        (Issue II), FNMA Coll., 8 1/4s, 8/15/23                            A                3,295,687
     3,120,000     Los Angeles, Multi-Fam. Rev. Bonds (Mission
                        Plaza Apts.), Ser. A, GNMA Coll., 7.8s, 1/20/35                    AAA              3,295,500
     5,500,000     Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB,
                        MBIA, 8.837s, 8/1/25                                               Aaa              6,111,875
     2,000,000     Orange Cnty., Pub. Fac. Corp. COP
                        (Solid Waste Management), 7 7/8s, 12/1/13                          Baa              2,092,500
     3,250,000     Rancho, Wtr. Dist. Fin. Auth. IFB, AMBAC,
                        8.924s, 8/17/21                                                    Aaa              3,794,375
     1,120,000     Richmond, Jt. Pwr. Fin. Auth. Rev. Bonds
                        (Impt. Dists. 851 & 853), Ser. B, 8 1/2s, 9/2/19                   BBB/P            1,169,885
     2,000,000     Riverside Hosp. Rev. Bonds
                        (Riverside Cmnty. Hosp.), Ser. A, 6 3/4s, 11/1/15                  BBB              2,022,500
     4,500,000     San Bernardino, Dept. of Trans. Lease  Fin. Auth.
                        Rev. Bonds, Ser. A, 5 1/2s, 12/1/14                                A                4,359,375
     2,000,000     San Francisco, Bldg. Auth. Lease Rev. Bonds
                        (San Francisco Civic Ctr. Complex), Ser. A,
                        AMBAC, 5 1/4s, 12/1/16                                             Aaa              1,887,500
     4,750,000     Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                        (VMC Fac. Replacement), Ser. A, AMBAC,
                        6 7/8s, 11/15/14                                                   Aaa              5,230,938
     3,000,000     U. of CA Hosp. Rev. Bonds (U. of CA, Med. Ctr.),
                        AMBAC, 5 3/4s, 7/1/15                                              Aaa              3,018,750
     5,000,000     Vallejo COP (Marine World Foundation), 7s, 2/1/17                       BB/P             5,050,000
     3,345,000     Victor, Elementry School Dist. COP (School
                        Construction Refinancing), MBIA, 6.45s, 5/1/18                     Aaa              3,679,500
                   West Contra Costa U. School Dist. COP
     1,860,000          7 1/8s, 1/1/24                                                     BBB              1,946,025
     1,140,000          6 7/8s, 1/1/09                                                     BBB              1,189,875
---------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $78,216,698) ***                                               $82,170,109
---------------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $84,204,642. Net assets available to common shareholders are $68,162,389.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1997.
    Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $78,216,698, resulting in gross unrealized appreciation and depreciation of $4,474,106 and $520,695, respectively, or net unrealized appreciation of $3,953,411.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1997 was $2,617,500 or
              3.1% of net assets.

The fund had the following industry group concentrations greater than 10% at April 30, 1997
(as a percentage of net assets):
     Housing              18.4%
     Hospitals            15.7
     Water & sewerage     13.4
     Education            12.8
     Utilities            12.2

The fund had the following insurance concentrations greater than 10% at April 30, 1997
(as a percentage of net assets):
     AMBAC                18.8%
     MBIA                 13.5

The rates shown on Inverse Floating Rate Bonds (IFB), which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1997.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $78,216,698) (Note 1)                                                  $82,170,109
---------------------------------------------------------------------------------------------------
Cash                                                                                        997,786
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       1,590,926
---------------------------------------------------------------------------------------------------
Unamortized organization expense (Note 1)                                                       120
---------------------------------------------------------------------------------------------------
Total assets                                                                             84,758,941

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       357,028
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                142,774
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    3,657
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                4,590
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    390
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       45,860
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           554,299
---------------------------------------------------------------------------------------------------
Net assets                                                                              $84,204,642

Represented by
---------------------------------------------------------------------------------------------------
Remarketed preferred shares (320 shares issued and
outstanding at $50,000 per share) (Note 4)                                              $16,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares
(unlimited shares authorized) (Note 1)                                                   64,107,285
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                200,225
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
futures contracts (Note 1)                                                                  (56,279)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                3,953,411
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                              $84,204,642

Computation of net asset value
---------------------------------------------------------------------------------------------------
Remarketed preferred shares                                                             $16,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on
remarketed preferred shares                                                                  42,253
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares
at liquidation preference                                                               $16,042,253
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                   $68,162,389
---------------------------------------------------------------------------------------------------
Net asset value per common share
($68,162,389 divided by 4,607,092 shares)                                                    $14.80
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended April 30, 1997

Tax exempt interest income:                                                             $5,648,124
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           591,373
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              73,534
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          13,175
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             4,713
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               2,404
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     27,574
--------------------------------------------------------------------------------------------------
Auditing                                                                                    45,037
--------------------------------------------------------------------------------------------------
Legal                                                                                        9,159
--------------------------------------------------------------------------------------------------
Postage                                                                                      9,702
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                        3,967
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                      46,600
--------------------------------------------------------------------------------------------------
Other                                                                                       15,256
--------------------------------------------------------------------------------------------------
Total expenses                                                                             842,494
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (57,101)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               785,393
--------------------------------------------------------------------------------------------------
Net investment income                                                                    4,862,731
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                            (6,323)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                     242,623
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                                 890,339
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  1,126,639
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $5,989,370
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                               Year ended April 30
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $ 4,862,731        $ 4,779,081
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            236,300          2,602,136
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                               890,339           (691,673)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      5,989,370          6,689,544
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (550,902)          (610,115)
----------------------------------------------------------------------------------------------------------------------
From net realized gains                                                                     (13,379)                --
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable to common shareholders (excluding cumulative undeclared
dividends on remarketed preferred shares of $42,253
and $44,004, respectively)                                                                5,425,089          6,079,429
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (4,183,999)        (4,284,289)
----------------------------------------------------------------------------------------------------------------------
From net realized gains                                                                    (100,243)                --
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              1,140,847          1,795,140

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                        83,063,795         81,268,655
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $200,225 and $65,515, respectively)                                           $84,204,642        $83,063,795

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                                    4,607,092          4,607,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of year                                                                    320                320
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Nov. 27, 1992+
operating performance                                                    Year ended April 30                         to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                                    $14.55           $14.16           $14.49           $15.12           $14.02 (e)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.06             1.04             1.04             1.03              .41 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .24              .41             (.15)            (.40)            1.12
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.30             1.45              .89              .63             1.53
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.12)            (.13)            (.12)            (.12)            (.03)(f)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.91)            (.93)            (.95)            (.93)            (.31)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              -- (g)           --             (.01)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.02)              --             (.12)            (.18)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain to common shareholders
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --               --               -- (g)           --               --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --             (.02)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.05)           (1.06)           (1.22)           (1.25)            (.34)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                         --               --               --             (.01)            (.09)(f)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                    $14.80           $14.55           $14.16           $14.49           $15.12
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                    $15.00           $14.38           $13.63           $13.88           $14.88
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at
market value (common shares) (%)(b)                 11.02            12.68             6.67              .31             1.23 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                       $84,205          $83,064          $81,269          $82,813          $85,647
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                         1.23             1.26             1.20             1.07              .33 (a)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                         6.28             6.11             6.52             5.84             2.69 (a)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         35.98           125.01           101.23            54.06            43.46 *
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a waiver of the management fee. As a result of such waiver, expenses of the fund for the period ended April 30, 1993 reflect a reduction of approximately $0.02 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(e) Represents initial net asset value of $14.10 less offering expenses of of approximately $0.08.

(f) Preferred shares were issued on February 18, 1993.

(g) Distributions in excess of net investment income amounted to less than $0.01 per share.



Notes to financial statements
April 30, 1997

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1997 was 3.57%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of post-October loss deferrals, realized gains and losses on certain futures contracts, and dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April
30, 1997, the fund reclassified $6,880 to increase undistributed net investment income and $76,800 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments and futures contracts of $69,920. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $12,024. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1997, fund expenses were reduced by $57,101 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $470 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee fees in the Statement of operations for the year ended April 30, 1997. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $29,681,796 and $30,410,295, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986, as amended. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the fiscal year ended April 30, 1997 were $5,667.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1997, no such restrictions have been placed on the fund.

Federal tax information
(Unaudited)

The fund has designated 98.92% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jerry J. Jacobs
Vice President

William Reeves
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
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PAID
Putnam
Investments
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33888-184   6/97